Exhibit 99.1

GERALD STEVENS, INC. and SUBSIDIARIES
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                                             ---------------------------------------------                  ---------------------
FOR THE PERIOD BEGINNING                                        9/1/01                       AND ENDING            9/30/01
                                             ---------------------------------------------                  ---------------------

                                                                                           CURRENT MONTH
                                                                   CORPORATE     ROYERS      NAT. FLORA       AGA        TOTAL

1   CASH AT BEGINNING OF PERIOD                               (2,352,121.21)    236,023.17    16,776.88    41,318.02  (2,058,003.14)
2   RECEIPTS                                                                                                                      -
          A       Cash Sales                                   1,635,543.69     209,549.54            -            -   1,845,093.23
                  Less Cash Refunds                               (6,159.26)     (2,248.48)     (810.15)           -      (9,217.89)
                                                             -----------------------------------------------------------------------
                  Net Cash Sales                               1,629,384.43     207,301.06      (810.15)           -   1,835,875.34
          B       Collections of Postpetition AR (Incl CC)     5,031,697.49     702,336.40    49,022.00   133,963.00   5,917,018.89
          C       Collections of Prepetition AR                           -       7,441.11            -            -       7,441.11
          D       Other Receipts                               3,170,368.13              -            -            -   3,170,368.13
                  Intercompany cash transfers, Net              (428,563.63)     13,961.04    11,575.87   403,026.72              -
                                                             -----------------------------------------------------------------------
3   TOTAL RECEIPTS                                             9,402,886.42     931,039.61    59,787.72   536,989.72  10,930,703.47
                                                             -----------------------------------------------------------------------
4   TOTAL CASH AVAILABLE FOR OPERATIONS                        7,050,765.21   1,167,062.78    76,564.60   578,307.74   8,872,700.33

5   DISBURSEMENTS
          A       US Trustee Quarterly Fees                               -              -            -            -              -
          B       Net Payroll                                  2,123,664.11     226,885.49     3,648.79            -   2,354,198.39
          C       Payroll Taxes Paid                             831,183.58      88,674.73            -            -     919,858.31
          D       Sales and Use Taxes Paid                       503,753.71      81,440.63            -            -     585,194.34
          E       Other Taxes Paid                                19,815.89              -            -            -      19,815.89
          F       Rent                                            46,994.19      84,312.60    11,857.03    18,080.20     161,244.02
          G       Other Lease Payments                            12,526.44       1,140.00     2,347.93     3,965.92      19,980.29
          H       Telephone                                      227,594.41      23,573.98     4,327.39     2,232.50     257,728.28
          I       Utilities                                      214,976.80      25,857.88     2,356.56            -     243,191.24
          J       Travel and Entertainment                        29,729.50         985.05     3,675.55     2,215.95      36,606.05
          K       Vehicle Expense                                208,954.34      26,868.53            -       462.77     236,285.64
          L       Office Supplies                                 27,919.15      14,581.83     2,899.77       717.83      46,118.58
          M       Advertising                                    962,531.26      28,421.47    10,046.25            -   1,000,998.98
          N       Insurance (Attachment 7)                       550,355.56              -            -            -     550,355.56
          O       Purchases of Fixed Assets                        6,000.00       1,209.00    10,000.00            -      17,209.00
          P       Purchases of Inventory                       1,608,705.55     277,349.20       660.95   502,253.73   2,388,969.43
          Q       Manufacturing Supplies                          22,547.14              -            -       547.94      23,095.08
          R       Repairs and Maintenance                         72,742.31      15,858.38     2,175.66       495.28      91,271.63
          S       Other Operating Expenses (Attach List)         446,020.83       4,119.03    15,612.03     4,574.09     470,325.98
                                                             -----------------------------------------------------------------------
6   TOTAL CASH DISBURSEMENTS                                   7,916,014.77     901,277.80    69,607.91   535,546.21   9,422,446.69
                                                             -----------------------------------------------------------------------
7   CASH AT END OF PERIOD (Item 4 Minus Item 6)                 (865,249.56)    265,784.98     6,956.69    42,761.53    (549,746.36)
                                                             =======================================================================


GERALD STEVENS, INC. and SUBSIDIARIES
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                                             ---------------                  ---------------------
FOR THE PERIOD BEGINNING                        4/23/01     AND ENDING              9/30/01
                                             ---------------                  ---------------------

                                                                               CUMULATIVE FROM FILING DATE
                                                                               ---------------------------
                                                                 CORPORATE        CANADA          ROYERS     NAT. FLORA
                                                                 ---------        ------          ------     ----------

1   CASH AT BEGINNING OF PERIOD                                 1,799,448.84    315,845.12      172,083.10     93,826.08
2   RECEIPTS
          A        Cash Sales                                  17,034,038.60    143,220.26    3,111,291.95    197,234.02
                   Less Cash Refunds                              (43,755.80)            -      (36,154.65)    (5,521.30)
                                                             ------------------------------------------------------------
                   Net Cash Sales                              16,990,282.80    143,220.26    3,075,137.30    191,712.72
          B        Collections of Postpetition AR (Incl CC)    40,513,428.26    184,588.02    4,295,126.82    202,562.84
          C        Collections of Prepetition AR                4,526,297.70             -    1,390,273.62      4,611.32
          D        Other Receipts                              11,847,754.63             -    1,482,403.03             -
                   Intercompany cash transfers, Net              (973,120.86)            -   (2,362,370.95)   (53,971.98)
                                                             ------------------------------------------------------------
3   TOTAL RECEIPTS                                             72,904,642.53    327,808.28    7,880,569.82    344,914.90
                                                             ------------------------------------------------------------
4   TOTAL CASH AVAILABLE FOR OPERATIONS                        74,704,091.37    643,653.40    8,052,652.92    438,740.98

5   DISBURSEMENTS
          A        US Trustee Quarterly Fees                       35,750.00             -               -             -
          B        Net Payroll                                 20,959,981.57    109,993.16    2,991,908.48      7,034.96
          C        Payroll Taxes Paid                           7,611,057.84      2,649.36    1,027,332.34             -
          D        Sales and Use Taxes Paid                     3,724,722.34     31,356.89      407,063.20             -
          E        Other Taxes Paid                               353,120.05             -       44,846.34             -
          F        Rent                                         4,847,254.54     42,188.25      413,019.53     71,250.34
          G        Other Lease Payments                           114,185.86        460.80        1,979.23     22,146.35
          H        Telephone                                    1,436,381.31      4,592.65       88,167.19     30,362.96
          I        Utilities                                    1,180,120.29      7,702.09      104,363.23     10,479.07
          J        Travel and Entertainment                       300,600.88             -        4,990.77     36,782.41
          K        Vehicle Expense                              1,951,193.32      6,451.61      201,989.40         14.18
          L        Office Supplies                                239,354.00      2,398.09       93,373.09     16,810.53
          M        Advertising                                  6,131,968.54      6,489.35      118,976.38    110,512.50
          N        Insurance (Attachment 7)                     5,657,080.84      8,214.96               -             -
          O        Purchases of Fixed Assets                       49,917.54             -        4,824.00     13,746.00
          P        Purchases of Inventory                      12,428,434.44    206,969.35    2,154,091.81      1,987.61
          Q        Manufacturing Supplies                         141,928.72             -        1,817.21             -
          R        Repairs and Maintenance                        417,247.70      2,922.56       85,671.71     11,047.84
          S        Other Operating Expenses (Attach List)       7,989,041.15    211,264.28       42,454.03     99,609.54
                                                             ------------------------------------------------------------
6   TOTAL CASH DISBURSEMENTS                                   75,569,340.93    643,653.40    7,786,867.94    431,784.29
                                                             ------------------------------------------------------------
7   CASH AT END OF PERIOD (Item 4 Minus Item 6)                  (865,249.56)            -      265,784.98      6,956.69
                                                             ============================================================


[restubbed table]

                                                                 CUMULATIVE FROM FILING DATE
                                                                 ---------------------------
                                                                     AGA            TOTAL
                                                                     ---            -----

1   CASH AT BEGINNING OF PERIOD                                     19,166.46     2,400,369.60
2   RECEIPTS                                                                                 -
          A        Cash Sales                                               -    20,485,784.83
                   Less Cash Refunds                                        -       (85,431.75)
                                                             ----------------------------------
                   Net Cash Sales                                           -    20,400,353.08
          B        Collections of Postpetition AR (Incl CC)      1,261,534.97    46,457,240.91
          C        Collections of Prepetition AR                            -     5,921,182.64
          D        Other Receipts                                           -    13,330,157.66
                   Intercompany cash transfers, Net              3,389,463.79                -
                                                             ----------------------------------
3   TOTAL RECEIPTS                                               4,650,998.76    86,108,934.29
                                                             ----------------------------------
4   TOTAL CASH AVAILABLE FOR OPERATIONS                          4,670,165.22    88,509,303.89

5   DISBURSEMENTS
          A        US Trustee Quarterly Fees                                -        35,750.00
          B        Net Payroll                                              -    24,068,918.17
          C        Payroll Taxes Paid                                       -     8,641,039.54
          D        Sales and Use Taxes Paid                                 -     4,163,142.43
          E        Other Taxes Paid                                         -       397,966.39
          F        Rent                                             90,069.84     5,463,782.50
          G        Other Lease Payments                             11,847.46       150,619.70
          H        Telephone                                        17,758.40     1,577,262.51
          I        Utilities                                        20,372.22     1,323,036.90
          J        Travel and Entertainment                          6,239.52       348,613.58
          K        Vehicle Expense                                  26,711.94     2,186,360.45
          L        Office Supplies                                  12,965.80       364,901.51
          M        Advertising                                              -     6,367,946.77
          N        Insurance (Attachment 7)                                 -     5,665,295.80
          O        Purchases of Fixed Assets                         1,781.75        70,269.29
          P        Purchases of Inventory                        4,404,543.12    19,196,026.33
          Q        Manufacturing Supplies                            3,217.01       146,962.94
          R        Repairs and Maintenance                          10,639.82       527,529.63
          S        Other Operating Expenses (Attach List)           21,256.81     8,363,625.81
                                                             ----------------------------------
6   TOTAL CASH DISBURSEMENTS                                     4,627,403.69    89,059,050.25
                                                             ----------------------------------
7   CASH AT END OF PERIOD (Item 4 Minus Item 6)                     42,761.53      (549,746.36)
                                                             ==================================


Includes adjustment in Royer's account to correct Omission of other Deposit not reported in May 31 MOR in the amount of: $ 169,270.50